UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Suite 1400
Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.02. Results of Operations and Financial Condition

On January 5, 2023, Astria Therapeutics, Inc. (the “Company”) is making publicly available on its website a corporate presentation (the “Corporate Presentation”). A copy of the Corporate Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

As disclosed in the Corporate Presentation, although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2022, on a preliminary and unaudited basis, the Company had approximately $226 million of cash, cash equivalents and short-term investments as of December 31, 2022 (the “Financial Information”), which, based on the Company's current operating plan is estimated to enable the Company to fund its operating expenses and capital expenditure requirements through the first half of 2025.

The Financial Information contained in this Item 2.02 of this Current Report on Form 8-K is unaudited and preliminary, subject to the completion of the Company’s financial closing procedures, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2022, and its results of operations for the three months and year ended December 31, 2022. The audit of the Company’s consolidated financial statements for the year ended December 31, 2022, is ongoing and could result in changes to the Financial Information. In addition, the Company has based its estimate regarding its cash runway on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

The information in this Item 2.02 of this Current Report on Form 8-K, including the Corporate Presentation, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

On January 5, 2023, the Company is making publicly available on its website the Corporate Presentation. A copy of the Corporate Presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including the Corporate Presentation, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

As disclosed in the Corporate Presentation, there were 27,501,340 shares of the Company’s common stock issued and outstanding as of December 30, 2022, reflecting the issuance of shares of common stock pursuant to the previously announced underwritten offering in December 2022, including the exercise of the option granted by the Company to the underwriters to purchase additional shares of common stock.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Copy of the Company’s corporate presentation (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the Company’s estimated cash, cash equivalents and short-term investments as of December 31, 2022, and anticipated cash runway, among other things, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “aims,” “anticipate,” “believe,” “estimate,” “expect,” “may,” “could,” and other words and terms of similar meaning are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on these statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks and uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of the Company’s product candidates; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products; potential changes in estimated cash, cash equivalents and marketable securities based on the completion of financial closing procedures and release of complete fiscal 2022 results; availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company’s product candidates; and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”), and in other filings that the Company may make with the SEC in the future. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRIA THERAPEUTICS, INC.

Date: January 5, 2023	By:	/s/ Ben Harshbarger
Ben Harshbarger Chief Legal Officer